J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.21

EXECUTIVE SUMMARY
Third Party Due Diligence Review

August 6, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by JPMorgan Chase Bank, National Association (the “Client”) in a bulk purchase. The review included a total of two hundred and forty-nine (249) residential mortgage loans in connection with the securitization identified as JPMMT 2026-NQM5 (the “Securitization”). The Review was conducted from May 2024 through June 2026 on mortgage loans originated between May 2024 and June 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

○	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

○	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance;

○	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

○	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;

○	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport);

○	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

○	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

○	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;

○	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;

○	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;

○	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

○	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

○	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

○	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

○	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

○	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

○	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

○	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

○	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

○	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

○	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

○	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;

○	Debt-Service Coverage Ratios “DSCR”: Applicable to DSCR loans, calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;

○	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

○	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

○	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. For Business Purpose and Investment loans, verify the presence of a borrower executed affidavit confirming the commercial/business purpose of the loan and ensure that no other documentation in the loan file indicates the subject property is being used for non-business purposes;

○	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

○	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

○	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

○	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

○	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

○	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High-Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High-Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

iv.	Confirm a full (3) day rescission period was provided to the borrower(s), if applicable

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	As applicable, assess rental income schedules

m.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

n.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was not eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (249 loans in total):

Four (4) loans had an AVM, seven (7) loans had a Secondary Appraisal, and one hundred forty-five (145) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were zero (0) occurrences of this.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred forty-nine (249) mortgage loans reviewed, one hundred fifty-three (153) unique mortgage loans (61.45% by loan count) had a total of two hundred fourteen (214) discrepancies across thirty (30) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Credit QM/ATR Designation	67	31.31%
Qualifying Total Reserves Number of Months	38	17.76%
PITIA	14	6.54%
Closing/Settlement Date	11	5.14%
DSCR	11	5.14%
P&I	7	3.27%
Qualifying FICO	7	3.27%
Qualifying Total Debt Income Ratio	7	3.27%
Property Type	6	2.80%
Borrower 1 FTHB	5	2.34%
Borrower 1 Citizen	4	1.87%
Cash Disbursement Date	4	1.87%
Note Date	4	1.87%
Monthly Taxes	3	1.40%
Monthly Insurance	3	1.40%
LTV	3	1.40%
Loan Purpose	3	1.40%
Borrower 1 Self-Employment Flag	2	0.93%
Qualifying Monthly P&I Amount	2	0.93%
Gross Rent	2	0.93%
As-Is Value	2	0.93%
Property Value	1	0.47%
Original LTV	1	0.47%
Amortization Term	1	0.47%
Initial Monthly P&I Or IO Payment	1	0.47%
Amortization Type	1	0.47%
Interest Rate	1	0.47%
Reviewed Appraised Property Value	1	0.47%
Prepayment Penalty Type	1	0.47%
Loan Amount	1	0.47%
Grand Total	214	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	233	$113,612,011.00	93.57%
Event Grade B	16	$6,841,020.00	6.43%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	249	$120,453,031.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	236	94.78%
Event Grade B	13	5.22%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	249	100.00%

Compliance Results: (As applicable, 117 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	130	98.48%
Event Grade B	2	1.52%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	132	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	248	99.60%
Event Grade B	1	0.40%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	249	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	168
		Deed Missing or Defective	5
		Hazard Insurance Effective Date is after the Disbursement Date	5
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	4
		Title Insurance Missing or Defective	4
		Audited DTI Exceeds Guideline DTI	3
		Borrower 1 3rd Party VOE Prior to Close Missing	3
		The Final 1003 is Incomplete	3
		Entity Documentation - Missing or Defective	3
		Title Insurance Coverage - Inadequate Coverage	3
		Borrower 1 Photo Identification not provided	2
		Asset 1 Does Not Meet Guideline Requirements	2
		Title Coverage is Less than Subject Lien	2
		Borrower 2 3rd Party VOE Prior to Close Missing	2
		Note Missing or Defective	2
		Income and Employment Do Not Meet Guidelines	2
		The Total Hazard Coverage is LESS than the Required Coverage Amount	2
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
		Missing VOM or VOR	2
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
		Hazard Insurance Missing or Defective	2
		Verification of Borrower Liabilities Missing or Incomplete	2
		Borrower 2 Credit Report is Missing	1
		Borrower 1 IRS Transcripts Missing	1
		Missing Letter of Explanation (Credit)	1
		Closing Disclosure/Settlement Statement Missing or Defective	1
		Subject Property Lease - Missing or Defective	1
		Closing Documentation Missing or Defective	1
		Borrower information on 1003 is incomplete	1
		Debt Service Coverage Ratio Documentation	1
		Asset Documentation Missing or Defective	1

	Approval/Underwriting Summary Partially Provided	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Delinquent Credit History Does Not Meet Guideline Requirements	1
	The Final 1003 is Missing	1
	Approval/Underwriting Summary Not Provided	1
	Title Document Missing	1
	Title/Lien	1
	Business Purpose Affidavit/Disclosure Missing	1
	Verified Liquid Assets Insufficient For Closing	1
	Missing Letter of Explanation (Income)	1
	Guarantor Identification Missing or Defective	1
	Borrower 1 CPA Letter Missing	1
	Asset 3 Expired	1
	Non-Arms Length Transaction	1
	AUS Not Provided	1
	Purchase Contract is Incomplete	1
	Housing History Does Not Meet Guideline Requirements	1
	Assets do not meet guideline requirements	1
	AUS Partially Provided	1
	The Note is Missing	1
	Ineligible Property	1
	Borrower 2 Photo Identification not provided	1
	Missing evidence of self employment	1
	Borrower 2 Unable to Determine borrower citizenship	1
	Missing Income - Bank Statements	1
	Title reports unpaid liens	1
	Missing income documentation	1
	Missing letter of explanation	1
	Flood Certificate Partially Provided	1
	Appraisal Review - Missing	1
	Flood Insurance Missing or Defective	1
	Total Credit Grade (A) Exceptions:	265
B	Excessive LTV Ratio	4
	Minimum Loan Amount Not Met	3
	Title Insurance Coverage - Inadequate Coverage	2
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
	DSCR Minimum Not Met	1

		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Guaranty Missing or Defective	1
		Borrower Contributions Do Not Met Guideline Minimum	1
		Significant Derogatory Credit Event – Requirement Not Met	1
		Closing Documentation	1
		Application/Processing	1
		Deed Missing or Defective	1
		Total Credit Grade (B) Exceptions:	18
Compliance	A	No Compliance Findings	87
		Higher-Priced Mortgage Loan Test	21
		Charges That Cannot Increase Test	10
		TILA Right of Rescission Test	5
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		eSigned Documents Consent is Missing	4
		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		TRID: Missing Closing Disclosure	2
		Lender Credits That Cannot Decrease Test	2
		Initial Closing Disclosure Delivery Date Test	1
		Missing Required Affiliated Business Disclosure	1
		Missing Power of Attorney	1
		Right of Rescission is Missing	1
		Collateral Protection Notice is Missing	1
		Homeownership Counseling Disclosure Is Missing	1
		Clarification of Application Date	1
		Missing Initial Escrow Disclosure	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		MD COMAR Higher-Priced Mortgage Loan Test	1
		Intent to Proceed is Missing	1
		Total Compliance Grade (A) Exceptions:	149
	B	Charges That Cannot Increase Test	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		TILA Finance Charge Test	1
		Total Compliance Grade (B) Exceptions:	3
Property	A	No Property Findings	127
		Completion Report or 1004D - Missing	3
		Appraisal Review - Missing	3
		Hazard Insurance Missing or Defective	3
		Flood Insurance Missing or Defective	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		Appraisal Aged	1
		Condo Approval Missing	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Condo Questionnaire Missing or Defective	1
		External Obsolescence Present	1
		Total Property Grade (A) Exceptions:	143
		Property/Appraisal General	1
		Total Property Grade (B) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

Credit Event Grades
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms.

Valuation Event Grades
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.